                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 5, 2008

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC
             (Exact name of registrant as specified in its charter)

                                      Iowa
                 (State or other jurisdiction of incorporation)

        000-53041                                        20-2735046
(Commission file number)                     (IRS employer identification no.)

2101 42nd Avenue, Council Bluffs, Iowa                          51501-8409
(Address of principal executive offices)                         (Zip code)

                                 (712) 366-0392
              (Registrant's telephone number, including area code)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

     On June 5, 2008,  Southwest  Iowa  Renewable  Energy,  LLC (the  "Company")
received a  fully-executed  copy of Amendment  No. 02 (the  "Second  Amendment")
dated as of May 30,  2008  with  the Iowa  Department  of  Economic  Development
("IDED").  The Amendment  modifies the High Quality Job Creation Program Funding
Agreement ("HQJCP Funding  Agreement") that was contained in the Master Contract effective  November  21,  2006 with IDED (the "IDED  Contract").  As  previously disclosed,  the IDED  Contract  provides  for  financial  assistance  from  IDED provided that the Company satisfies certain requirements, including the creation of a specified number of full-time equivalent and high quality jobs.

     Under the HQJCP  Funding  Agreement,  the  Company  was allowed to claim an investment  tax credit ("Tax Credit") of up to 5% (with a maximum of $6,922,308)
of its qualifying expenses directly related to new jobs created by the start-up, location,  expansion,  or  modernization of the Company's 110 million gallon dry mill corn-based  ethanol plant currently under construction near Council Bluffs,
Iowa (the "Facility"). Under the Second Amendment, the maximum amount of the Tax
Credit  has been  increased  to  $2,000,000  in order to reflect  the  increased amounts the Company has financed to complete  construction  of the Facility,  as previously disclosed (the "Updated Construction Budget").

     Under  the HQJCP  Funding  Agreement,  the  Company  also  agreed to make a qualifying  investment of $141,331,160  toward the purchase and  construction of the Facility.  Under the Second Amendment,  the qualifying investment amount has been  increased to  $211,570,389  to  correspond  with the Updated  Construction
Budget.

     The Second  Amendment  also  modifies  Exhibit C to the Master  Contract by making  conforming  changes to the sources and uses of funds consistent with the
Updated Construction Budget.

     Also filed  herewith is Amendment  No. 01 dated as of March 9, 2007,  which previously amended the IDED Contract and the HQJCP Funding Agreement to increase the number of required full-time  equivalent and high quality jobs to be created by the Company, as well as the minimum  compensation amounts required to qualify as high quality jobs for purposes of the awards under the IDED Contract.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

           Exhibit
            Number     Description
           --------    -----------

          10.1 Amendment  No.  02 dated  May 30,  2008  between  Southwest  Iowa
               Renewable   Energy,   LLC  and  Iowa   Department   of   Economic
               Development.

          10.2 Amendment  No. 01 dated  March 9,  2007  between  Southwest  Iowa
               Renewable   Energy,   LLC  and  Iowa   Department   of   Economic
               Development.

          10.3 Master  Contract dated  November 21, 2006 between  Southwest Iowa
               Renewable Energy, LLC and Iowa Department of Economic Development
               (incorporated  by  reference  to  Exhibit  10.35 of  Registration
               Statement on Form 10 filed by Registrant on January 28, 2008).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SOUTHWEST IOWA RENEWABLE ENGERGY, LLC

                                   By: /s/ Mark Drake
                                      -----------------------------------------
                                   Mark Drake
Date: June 9, 2008                 President and Chief Executive Officer
                                   (Principal Executive Officer)